UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2012

Adino Energy Corporation

(Exact Name of Registrant as Specified in Charter)

Montana	333-74638	82-0369233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Boulevard, Suite 300

Houston, Texas 77042

(Address of principal executive offices)

(281) 209 – 9800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this current report on Form 8-K is incorporated herein by reference. On October 31, 2012 Adino Energy Corporation (“Adino” or the “Company”) and Adino Exploration, LLC (“Exploration”), a wholly owned subsidiary of the Company, entered into an Asset Purchase and Sales Agreement (“Agreement”) with Broadway Resources, LLC (“Buyer”), a copy of which is attached as Exhibit 1.1 to this current report on Form 8-K. The Agreement provides that Exploration has agreed to sell all of its rights, title and interest to its oil and gas leases located in Coleman and Runnels Counties, Texas, which are more fully described in Exhibit A-1 to the Agreement. The purchase price paid by the Buyer was $2,921,616, which includes a cash payment of $811,825 and the elimination of Adino and Exploration debts in the amount of $2,109,791.

The Company’s Chairman and Chief Financial Officer have an ownership interest in the Buyer. Exploration’s members approved the sale of assets and the terms of the Agreement as being fair and reasonable.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1.1 to this current report on Form 8-K.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 31, 2012 Adino Energy Corporation (“Adino” or the “Company”) and Adino Exploration, LLC (“Exploration”), a wholly owned subsidiary of the Company, entered into an Asset Purchase and Sales Agreement (“Agreement”) with Broadway Resources, LLC (“Buyer”), a copy of which is attached as Exhibit 1.1 to this current report on Form 8-K. The Agreement provides that Exploration has agreed to sell all of its rights, title and interest to its oil and gas leases located in Coleman and Runnels Counties, Texas, which are more fully described in Exhibit A-1 to the Agreement. The purchase price paid by the Buyer was $2,921,616, which includes a cash payment of $811,825 and the elimination of Adino and Exploration debts in the amount of $2,109,791.

The Company’s Chairman and Chief Financial Officer have an ownership interest in the Buyer. Exploration’s members approved the sale of assets and the terms of the Agreement as being fair and reasonable.

In evaluating the sale of Exploration’s assets, including the determination of an appropriate purchase price paid, Exploration considered a variety of factors, including the estimated future net oil reserves of the oil and gas leases, comparable sales of other oil and gas leases in the area, and the value of the equipment sold.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1.1 to this current report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2012, Shannon McAdams, the Company’s chief financial officer, resigned his employment with the Company and with Adino Exploration, LLC.

Item 9.01  Financial Statements and Exhibits

d)  Exhibits

No.	Exhibit
1.1	Asset Purchase and Sale Agreement with Broadway Resources, LLC dated October 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 2012

Adino Energy Corporation

By:	/s/ Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Chief Executive Officer